Exhibit 99.2

EVgo Q4 2021 Earnings Call March 23, 2022 Nasdaq: EVGO | investors.evgo.com

Safe Harbor & Forward Looking Statements

Forward-Looking Statements
This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on management's current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to, express or implied statements regarding EVgo's future financial performance, revenues and capital expenditures, EVgo's expectation of acceleration in our business due to factors including a re-opening economy and increased EV adoption and expectations related to the effective deployment of chargers. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of EVgo's management and are not predictions of actual performance. There are a significant number of factors that could cause actual results to differ materially from the statements made in this presentation, including: changes or developments in the broader general market; ongoing impact from COVID-19 on our business, customers, and suppliers; macro political, economic, and business conditions; our limited operating history as a public company; our dependence on widespread adoption of EVs and increased installation of charging station; mechanisms surrounding energy and non-energy costs for our charging stations; the impact of governmental support and mandates that could reduce, modify, or eliminate financial incentives, rebates, and tax credits; supply chain interruptions; impediments to our expansion plans; the need to attract additional fleet operators as customers; potential adverse effects on our revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by us; the effects of competition; risks related to our dependence on our intellectual property; and risks that our technology could have undetected defects or errors. Additional risks and uncertainties that could affect our financial results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of EVgo" in EVgo's registration statement on Form S-1 originally filed with the Securities and Exchange Commission (the "SEC") on July 20, 2021, as well as its other filings with the SEC, copies of which are available on EVgo's website at investors.evgo.com, and on the SEC's website at www.sec.gov. All forward-looking statements in this presentation are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

Use of Non-GAAP Financial Measures
To supplement EVgo's financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America ("GAAP"), EVgo uses certain non-GAAP financial measures. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EVgo uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. EVgo believes that these non-GAAP financial measures provide meaningful supplemental information regarding EVgo's performance by excluding certain items that may not be indicative of EVgo's recurring core business operating results. EVgo believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing EVgo's performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to EVgo's historical performance. EVgo believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by EVgo's institutional investors and the analyst community to help them analyze the health of EVgo's business.

Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures can be found in the tables included at the end of this presentation.

2

This press release includes the non - GAAP financial measures: “Adjusted COGS,” “Adjusted Gross Profit (Loss),” “Adjusted Gross Ma rgin,” “EBITDA,” “Adjusted EBITDA,” and “Adjusted EBITDA Margin.” EVgo believes these measures are useful to investors in evaluating EVgo’s financial performance. In addition, EVgo uses these measures internally to establish forecasts, budgets, and operational goal s to manage and monitor its business. EVgo believes that these non - GAAP financial measures help to depict a more realistic representation of the performance of the underlying business, enabling EVgo to evaluate and plan more effectively for the future. EVgo believes that investors should have access to the same set of tools that its management us es in analyzing operating results. Adjusted Cost of Sales, Adjusted Gross Profit (Loss), Adjusted Gross Margin, EBITDA and Adjusted EBITDA. EVgo defines Adjuste d C ost of Sales as cost of sales before: ( i ) depreciation and amortization, (ii) share - based compensation, and (iii) O&M reimbursement. Adjusted Gross Profit (Loss) is defined as revenues less Adjusted Cost of Sales. Adjusted Gross Margin is defined as Adjusted Gross Profit (Loss) as a percentage of revenues. EVgo defines EBITDA as net income (loss) before ( i ) interest expense, (ii) income taxes and (iii) depreciation and amortization. EVgo defines Adjusted EBITDA as EBITDA plus ( i ) stock - based compensation expense, (ii) loss on disposal of assets and (iii) other unusual or nonrecurring income (expenses) su ch as bad debt expense. Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of revenue. Adjusted Cost of Sales, Adjusted Gross Profit (Loss), Adjusted Gross Margin, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Mar gin are not prepared in accordance with GAAP and that may be different from non - GAAP financial measures used by other companies. These measures should not be considered as measures of financial performanc e under GAAP, and the items excluded from or included in these metrics are significant components in understanding and assessing EVgo’s financial performance. These metrics should not be considered as alternatives to net income (loss) or any other performance m ea sures derived in accordance with GAAP. Definitions of Non - GAAP Financial Measures 3

1 Cathy Zoi, CEO Strategic Overview

5 The EVgo Investment Opportunity Pure - play, sustainable business building, owning, and operating essential infrastructure for the electrification of transportation Competitive Moat : Unique customer insights, technology IP, and analytical tools enable superior product development, site selection, design, and industry - leading partnerships Financial Discipline: Robust investment underwriting standards and strong balance sheet underpin focus on delivering attractive project - level returns Operational Track Record: Pioneer in fast charging with more than a decade of experience building, owning and operating the country’s most expansive, reliable public DCFC network Clear path to profitability: Financial performance in the US’s most mature EV markets in the US provides leading indicator of the potential earning power of EVgo’s business model Electric vehicles in operation are forecast to grow at ~40% CAGR over next decade; DCFC expected to outpace overall market growth

Source: Company estimates, PlugShare 1) FY 2021 vs FY 2020 .. ~1, 900 stalls DC fast charging stalls in operation or under construction at Y/E 2021 8 5 0+ locations #1 in DC fast charging sites 8 OEM Partners Engaged by multiple OEMs to provide charging services and build out DCFC network 100% Renewable energy powered ~34 0,000 C u s tome r accounts 130+ Million Americans within 10 Miles of EVgo charger Snapshot of EVgo’s Market Leading Position Market leader in clean mobility electrification – backed by 100% renewable power ~ 3,100 stalls In Active E&C Development Pipeline 28 % Q4’21 Adjusted Gross Margin 68 % Y - o - Y network t h r ough p u t g r o w th (1) Over 30 states Over 60 major metropolitan areas 2MM+ users Registered Plugshare accounts 6

EV Market Gained Steam in 2021

Adoption Continues to Accelerate Rapidly

- **Global EV sales market share more than doubled in 2021**, from 4.11% (~3 million) in 2020 to 8.57% (~6.5 million) in 2021
- **2021 US EV sales also doubled to more than 475,000 vehicles**, with US EV market share increasing from ~1.5% to ~3%
- **EV adoption to accelerate as OEMs introduce close to 50 new EV models** over the next 24 months, including more SUVs and pick-up trucks
- **Strong long-term EV market growth fundamentals** with sales expected to more than triple by 2025 and then more than triple again by 2030
- **DC charging expected to grow faster than the overall charging market** driven by fleet electrification and changing demographics of EV owners

Annual US EV Sales & DC Fast Charging Market Share



7x
6x
(EV sales in millions)
DC Market Share (%)
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
0.2
0.5
1.6
5.5
11.5
2020
2021
2025E
2030E
2040E
EV Sales
DC Market % (rhs)

Source: EVgo, BNEF, IEA, Global sales and sales market share of electric cars, 2010-2021, IEA, Paris https://www.iea.org/data-and-statistics/charts/global-sales-and-sales-market-share-of-electric-cars-2010-2021 , Car and Driver, Every Electric Vehicle That's Expected in the Next Five Years, https://www.caranddriver.com/news/g29994375/future-electric-cars-trucks/

Note: DC market share assumption in 2021 is EVgo estimate.

7

Key Operational & Business Updates

Revenue ($MM)



$14.6
+52%
$22.2
FY 2020
FY 2021

Network Throughput (GWh)



15.7
+68%
26.4
FY 2020
FY 2021

Customer Accounts



231
+47%
340
Q4'20
Q4'21

- **YoY Revenue grew 52% to $22.2 million,** driven by 68% network throughput growth
- **Q4'21 network throughput** was 8.2 GWh with full year 2021 network throughput of 26.4 GWh
- **EVgo ended 2021 with ~340,000 customer accounts,** up 47% YoY

- **Stalls in operation or under construction** reached 1,903 at the end of 2021
- **Active E&C pipeline** reached ~3,100 stalls, up from ~2,500 stalls at the end of Q3'21
- **Passage of Infrastructure bill** provides capital for states to invest in charging infrastructure
- **Continued product innovation and introduction success** with EVgo Optima™, mobile app, and EVgo Inside™

- **Signed multiple new partnerships,** including:
  - Charging partnership with Toyota providing charging to new bZ4X buyers and lessees
  - Preferred charging partnership with Subaru
  - Fleet channel partnerships

8

EVgo’s Build, Own, Operate Model Maximizes Long - Term Value EVgo benefits as consumers, partners and governments electrify Essential, high return infrastructure with attractive IRRs and steady cash flows Business model has greatest leverage to EV growth with competitive moats Dedicated team focused on grant capture and policy implementation Profitability and operating leverage through increased utilization, tech - enabled services Operate Own Develop Operational Attributes • National network charging all EV models • Decade+ track record • 80% of non - Tesla EV drivers registered with EVgo • Proprietary software and analytical tools Financial Attributes • Long - term recurring cash flow leveraged to EV adoption • Disciplined capital allocation • Margin stacking opportunities • Optimized investment profile via fleet take - or - pay contracts, eXtend and retail 9

2. Site Design & Installation 1. Network Planning 3. O& M with guaranteed performance standards Core EVgo Expertise to 3 rd Parties • Broadens EVgo’s geographic footprint and potential partners, drives deeper customer engagement, and allows EVgo to expand network footprint beyond sites that currently meet our underwriting hurdles for asset ownership • Networked chargers operated and maintained by EVgo on behalf of partners, giving drivers access to nation’s largest, most reliable network • Solution leverages lessons learned from operational experience across network planning, site design and ongoing operations support • Mitigates risk associated with sites in less developed markets allowing for flexible capital commitments and growth of recurring revenues with minimal balance sheet exposure 10 Introducing EVgo eXtend TM White label solution focused on the growing corridor charging market Allowing EVgo to capture EV driver demand and add customers in incremental markets 4. Products & Services

11 Expanding OEM Customer Partnerships Building strategic relationships with the OEMs positions EVgo to continue to be the charging network of choice for new EV drivers • Partnership with Toyota, world’s largest OEM by sales, announced in February 2022, with EVgo providing one year of unlimited public charging for buyers/lessees of the model year 2023 bZ4X EV in B2B commercial arrangement • Subaru and EVgo announced partnership in February 2022, with EVgo serving as a preferred charging network for Subaru’s Solterra EV • Toyota and Subaru join GM, Nissan and our other OEM partners which now represent more than 40% of annual US auto sales today • OEM partnerships to continue to serve as strong customer acquisition channel, maintaining low customer acquisition costs OEM partnerships continue to expand, built on EVgo’s track record of performance and the first call for charging partnerships

12 Continued Investment in Technology & Personnel Keep EVgo at the Leading Edge New EVgo Mobile App & EVgo Inside TM • All new App launched Dec. 2021 • Sophisticated, friendly design to improve driver charging experience Key functionality enhancements: • Live charging session data • Interactive site list drawer with station status indicators • Custom filters by vehicle • Improved reservations flow • Personalized user stats and integration of EVgo Rewards • Ad capability New EVgo Mobile App EVgo Inside TM • Embedding EVgo into 3 rd party brands (OEMs, Service Providers) • Drives additional customer acquisition and access to EVgo’s full network • Software and API suite to manage customers simultaneously across multiple applications Key functionality: Customer experience management from enrollment to utilization via charger finding, charging, and billing • Account linking harmonizes 3 rd party and EVgo applications • 3 rd party wallet support for payments

2 Olga Shevorenkova, CFO Financial and Operational Overview

Key Operational Highlights

Quarterly Network Throughput (GWh)



+95%
4.2
8.2
Q4'20
Q4'21

Active E&C Stall Development Pipeline



+26%
2,494
3,137
Q3'21
Q4'21

Annual Network Throughput (GWh)



+68%
15.7
26.4
FY 2020
FY 2021

Customer Accounts (000s)



400
350
300
250
200
150
100
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

A Year of Accelerating Development

- Network throughput growth continues strong growth trajectory
  - Q4 network throughput up 95% YoY
  - FY 2021 network throughput up 68% YoY
- Active E&C Development Pipeline experienced substantial growth in 2021, as EVgo deployed additional resources
  - Active E&C Development Pipeline up 26% since Q3'21
  - Year-end operational or under construction stalls were 1,903
- ~30k customer accounts were added in Q4'21, 109k added during 2021
  - Customer account growth 47% in 2021

14

• Revenue in the fourth quarter grew 70% YoY and 15% QoQ , driven by higher retail and fleet throughput • Adjusted gross margin expanded 600 basis points from 22% to 28% QoQ due to operating leverage from higher throughput • Better than expected EBITDA due to higher than expected throughput, lower electricity costs per kWh and timing of personnel and technology investments 1. Adjusted Gross Profit / (Loss), Adjusted Gross Margin, Adjusted EBITDA, and Adjusted EBITDA Margin are non - GAAP measures and hav e not been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). For a definit ion of these non - GAAP measures and a reconciliation to the most directly comparable GAAP measure, please see “Definition of Non - GAAP Financial Measure s” and “Reconciliations of Non - GAAP Measures” included elsewhere in these materials. 2. Excludes acquisition cost of Recargo/ Plugshare .. 15 Key Financial Highlights Quarterly Revenue, Margin and Cash Flow Update

1. Adjusted Gross Profit / (Loss), Adjusted Gross Margin, Adjusted EBITDA, and Adjusted EBITDA Margin are non - GAAP measures and hav e not been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). For a definit ion of these non - GAAP measures and a reconciliation to the most directly comparable GAAP measure, please see “Definition of Non - GAAP Financial Measure s” and “Reconciliations of Non - GAAP Measures” included elsewhere in this release. 2. Excludes acquisition cost of Recargo/ Plugshare .. 16 Key Financial Highlights Annual Revenue, Margin and Cash Flow Update • Revenue for the full year increased 52% YoY • Retail revenue rose 88% YoY driven by throughput growth and EV adoption • 68% growth in network throughput for the full year driven by more EVs on the road and post - COVID recovery • Adjusted gross margin increased from 3% to 23% for the full year impacted by higher throughput, fixed costs leverage and increased ancillary revenue contribution • Personnel and technology investments being made to capture accelerating market opportunity

17 Market Spotlight: San Francisco Leading edge provides proof points on durability of business model, long - term profitability potential A growing number of EVgo metro - areas produce positive cash flows as a result of local EV penetration • California, the most advanced EV market in the US, is profitable on a cash flow basis even at current modest EV penetration levels • Illustrates the near - term potential of EVgo business model as adoption accelerates across the country and other MSAs reach CA’s current levels • San Francisco is one of several metro markets demonstrating such results • Strong margins driven by EV penetration, fleet traffic and relatively favorable energy cost environment • Margins and cash generation to increase with further EV adoption • Other metro areas such as Los Angeles, Portland, and Phoenix are showing similar positive cash flow profiles Note: Cash flows refer to aggregation of project level cash flows in each metro area for the quarter ended Dec. 31, 2021. EV IO refers to Battery Electric Vehicles in each metro area. 1) EV:Stalls ratio calculated as total metro area EVIO divided by total metro area DC fast charging stalls San Francisco, CA – Q4’21 Q4'21 EVIO 196,824 EV Adoption Rate 3.1% # of EVgo Stalls 292 EV to Stalls Ratio 1 107:1 Q4'21 Throughput (kWh)   1,883,511 Q4'21 Utilization % 8.4% Q4'21 Cash Flow $620,943 Q4'21 Cash Flow Margin 43.3%

18 Clear Path to Profitability Tied to EV Adoption Indicative EVgo Revenue & EBITDA Generation at Various EV Penetration Rates Powerful ability to scale the business as more EVs hit the road • Today EV penetration is low; as shown on prior slide, EVgo profitability is set to increase rapidly with EV penetration • Rapid scaling of revenues and EBITDA as relatively small % of US car parc electrifies • Adjusted EBITDA margins expand due to operational leverage • Assumes continued investment in network expansion, technology, and business development to match system and market needs U.S. EV Penetration Rate (%) ($ in millions) 0.5% 5% 10% 15% Revenue $22 $1,900-2,100 $3,200-3,400 $4,800-5,000 Adjusted EBITDA ($51) $600-800 $1,100-1,300 $1,700-2,000 Adjusted EBITDA % NM 30-35% 35-40% 35-40% Note: The estimated EV penetration rate is the total number of forecast battery electric vehicles divided by the total number of light duty vehicles in the US. Sources for EV penetration rate: EVgo estimates, BNEF forecasts

Network Throughput 50 - 60 GWh Adjusted EBITDA ($75) - ($85)MM Total Stalls in Operation or Under Construction as of YE 2022 3,000 - 3,300 Introducing key 2022 financial and operational forecast figures: • Guidance reflects increased personnel and technology investments to help EVgo meet demand for the rapid development of its best - in - class charging network and services along with current inflationary pressures • Throughput guidance reflective of faster retail EV adoption offset by slower ride share rebound post - Covid 19 2022 Guidance Revenue $48 - 55MM

3 Appendix Reconciliation of Non - GAAP Measures to GAAP, Summary Financials

21 Reconciliation of Non - GAAP Measures to GAAP Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 YTD 2020 YTD 2021 GAAP Gross Profit / (Loss) ($2,852) ($1,678) ($1,675) ($1,653) ($1,824) ($9,045) ($6,830) Less: Site Depreciation & ARO Accretion $2,528 $2,447 $2,705 $3,020 $3,814 $9,529 $11,986 Stock Option Expense and Other (10) (6) (6) 3 7 (33) (2) Adjusted Gross Profit / (Loss) ($334) $763 $1,024 $1,370 $1,997 $451 $5,154 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 YTD 2020 YTD 2021 GAAP Cost of Sales $7,045 $5,808 $6,458 $7,834 $8,944 $23,620 $29,044 Less: Site Depreciation & ARO Accretion $2,528 $2,447 $2,705 $3,020 $3,814 $9,529 $11,986 Stock Option Expense and Other (10) (6) (6) 3 7 (33) (2) Adjusted Cost of Sales $4,527 $3,367 $3,759 $4,811 $5,123 $14,124 $17,060 ($ 000s)

22 Reconciliation of Non - GAAP Measures to GAAP (Cont’d) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 YTD 2020 YTD 2021 Net Income   ($15,519) ($16,610) ($18,421) $23,591 ($46,322)   ($48,211) ($57,762) + Taxes 6 (1) 1 – – 2 1 + Depreciation, ARO Accretion, Amortization 5,000 4,957 5,250 6,414 7,280 19,033 23,901 + Interest Income / Expense 602 876 1,038 (22) (35) 1,414 1,857 EBITDA ($9,911) ($10,778) ($12,132) $29,983 ($39,077) ($27,762) ($32,004) + Bad Debt, Non-Recurring Costs, Other Adj. $1,089 $999 $1,123 ($44,255) $22,767 $3,805 ($19,366) Adj. EBITDA ($8,822) ($9,779) ($11,009) ($14,272) ($16,310) ($23,957) ($51,370) ($ 000s)

23 Change of Presentation of Certain Costs from Cost of Sales into G&A ($ 000s) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 YTD 2020 YTD 2021 Adjusted Gross Profit / (Loss) - As Previously Reported * ($1,205) ($162) ($61) $217 $669 ($3,092) $663 Adjusted Cost of Sales Reclassification to G&A 871 925 1,085 1,153 1,328 3,543 4,491 Adjusted Gross Profit / (Loss) ($334) $763 $1,024 $1,370 $1,997 $451 $5,154 * Q3 2021 and Q4 2021 computed under the original method.

24 Financial Statements: Balance Sheets

25 Financial Statements: Balance Sheets (Cont’d)

26 Financial Statements: Consolidated Statements of Operations

27 Financial Statements: Consolidated Statements of Cash Flows

28 Financial Statements: Consolidated Statements of Cash Flows (Cont’d)